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                          VANGUARD(R) WINDSOR(TM) FUND
              SUPPLEMENT TO THE PROSPECTUS DATED FEBRUARY 13, 2004

On June 30, 2004, Charles T. Freeman retired as manager of the portion of Vanguard Windsor Fund allocated to Wellington Management Company, LLP. David R. Fassnacht, CFA, a partner and senior vice president of Wellington Management, worked closely with Mr. Freeman as the Fund's assistant manager from 2001 until Mr. Freeman's retirement and succeeds Mr. Freeman as Fund manager. Mr. Fassnacht has worked in investment management since 1988 and has managed assets for Wellington Management since 1991. He received a B.S. degree from The Wharton School of the University of Pennsylvania.






























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